SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 29, 2003

ASPEN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24786	04-2739697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ten Canal Park, Cambridge, Massachusetts  02141

(Address of principal executive office and zip code)

Registrant’s telephone number, including area code:  (617) 949-1000

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

Exhibit

Number      Description

99.1                                 Press release of Aspen Technology, Inc. issued April 29, 2003 as to financial results for the three and nine months ended March 31, 2003

ITEM 9.       REGULATION FD DISCLOSURE.

On April 29, 2003, we issued a press release announcing our financial results for the three and nine months ended March 31, 2003.  The full text of the press release is included as Exhibit 99.1 to this report.  The information contained in the website cited in the press release is not a part of this report.

This report, including the press release, is being furnished to the SEC under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003	ASPEN TECHNOLOGY, INC.

	By:	/s/ LISA W. ZAPPALA
Lisa W. Zappala
Senior Vice President and
Chief Financial Officer

EXHIBIT 99.1 TO FORM 8-K OF ASPEN TECHNOLOGY, INC. FILED ON APRIL 29, 2003